SCHEDULE 14A (RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

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☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

SYMYX TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SYMYX TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 27, 2004

TO THE STOCKHOLDERS:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SYMYX TECHNOLOGIES, INC., a Delaware corporation (the “Company”), will be held on Thursday, May 27, 2004, at 9:00 a.m., Pacific Daylight Time, at 1263 East Arques Ave., Sunnyvale, California 94085 for the following purposes (as more fully described in the Proxy Statement accompanying this Notice):

1. To elect two (2) Class II directors to serve for terms of three years expiring upon the 2007 Annual Meeting of Stockholders or until their successors are elected.

2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 2004.

3. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      Only stockholders of record at the close of business on March 30, 2004 are entitled to notice of and to vote at the meeting.

      All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a Proxy.

FOR THE BOARD OF DIRECTORS

STEVEN GOLDBY
Chairman
Chief Executive Officer

Santa Clara, California

April 9, 2004

YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

INFORMATION CONCERNING SOLICITATION AND VOTING
CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
EXECUTIVE OFFICERS
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
STOCK PERFORMANCE GRAPH (1)
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
Appendix A
Appendix B
Appendix C

SYMYX TECHNOLOGIES, INC.

PROXY STATEMENT FOR THE 2004

ANNUAL MEETING OF STOCKHOLDERS
May 27, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed Proxy is solicited on behalf of the Board of Directors of Symyx Technologies, Inc. (the “Company” or “Symyx”), for use at the Annual Meeting of Stockholders to be held Thursday, May 27, 2004 at 9:00 a.m. Pacific Daylight Time, or at any postponement or adjournment thereof (the “Annual Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company’s offices at 1263 East Arques Ave., Sunnyvale, California 94085. The Company’s telephone number at that location is (408) 764-2000.

      These proxy solicitation materials and the Annual Report to Stockholders for the year ended December 31, 2003, including financial statements, were first mailed on or about April 13, 2004 to all stockholders entitled to vote at the meeting.

Record Date and Principal Share Ownership

      Stockholders of record at the close of business on March 30, 2004 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 31,913,108 shares of the Company’s Common Stock were issued and outstanding and held of record by approximately 158 stockholders. The closing price of the Company’s Common Stock on the Record Date as reported by The National Association of Securities Dealers, Inc. Automated Quotation National Market was $27.65 per share.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company, or to the Inspector of Elections at the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

      Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors.

      The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers, and regular employees, without additional compensation, personally or by telephone or facsimile.

Quorum; Abstentions; Broker Non-Votes

      Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections appointed for the meeting and will determine whether or not a quorum is present. If the shares present, in person and by proxy, at the meeting do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

      Shares that are voted “FOR,” “AGAINST” or “WITHHELD” are treated as being present at the meeting for purposes of establishing a quorum. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” with respect to a matter will also be treated as shares entitled to vote (the “Votes Cast”) with respect to such matter.

      While no definitive statutory or case law authority exists in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

      Broker non-votes (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as the approval of an amendment to an option plan). Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal. With respect to a proposal that requires a majority of the outstanding shares (such as an amendment to the certificate of incorporation), however, a broker non-vote has the same effect as a vote against the proposal.

      Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of the two Class II directors, for the confirmation of the appointment of the designated independent auditors, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the items not marked.

Deadline for Receipt of Stockholder Proposals

      Proposals of stockholders that are intended to be presented by such stockholders at the Company’s 2005 Annual Meeting must be received by the Company no later than December 15, 2004 in order that such proposals may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting. Stockholders are also advised to review the Company’s bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Board Meetings and Committees

      The Board of Directors of the Company held a total of four meetings during the fiscal year ended December 31, 2003. Each director other than Edwin F. Gambrell attended at least seventy-five percent of the meetings of the Board and each committee on which the director served during fiscal 2003. Mr. Gambrell joined the Board of Directors in January 2004.

Board Independence

      The Board of Directors has determined that each of its current directors, except for Steven D. Goldby, the Company’s Chairman and Chief Executive Officer, is independent within the meaning of the NASDAQ Stock Market, Inc. director independence standards, as currently in effect.

Committees of the Board

      The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. From time to time, the Board may create various ad hoc committees for special purposes. No such committee is currently functioning.

      Members acting on the committees of the Board during the year were:

Nominating and
	Audit	Compensation	Governance
	Committee	Committee	Committee

Kenneth J. Nussbacher	Chairman
Thomas R. Baruch	Member
Samuel D. Colella		Chairman	Member
Martin S. Gerstel	Member
Mario M. Rosati		Member	Chairman

Audit Committee

      The Audit Committee is composed entirely of independent directors, within the meaning of the NASDAQ Stock Market, Inc. director independence standards, as currently in effect. The Board has determined that each member of the Audit Committee meets the definition of “audit committee financial expert” as defined in SEC rules. Information regarding the functions performed by the Audit Committee, its membership, the number of meetings held during the fiscal year and certain other information, is set forth in the “Report of the Audit Committee,” included in this proxy statement. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included as Appendix A.

Compensation Committee

      The Compensation Committee held three meetings during fiscal 2003, and all members were present at these meetings. The Compensation Committee makes recommendations to the Board of Directors regarding the Company’s stock plans and determines the compensation of officers. None of the members of the Compensation Committee is currently, or has ever been at any time since the Company’s formation, one of the Company’s officers or employees. No member of the Compensation Committee serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more officers serving as a member of the Company’s Board of Directors or Compensation Committee. The Compensation Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included as Appendix B.

Nominating and Governance Committee

      The Nominating and Governance Committee is composed entirely of independent directors, within the meaning of the NASDAQ Stock Market, Inc. director independence standards, as currently in effect. The Nominating and Governance Committee held two meetings during fiscal 2003, and all members were present at these meetings. The Nominating and Governance Committee identifies individuals qualified to become Board members, consistent with criteria approved by the Board; oversees the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently; and identifies best practices and recommends corporate governance principles, including giving proper attention and making effective responses to stockholder concerns regarding corporate governance. Other specific duties and responsibilities of the Nominating and Governance Committee include: annually assessing the size and composition of the Board; developing membership qualifications for Board committees; defining specific criteria for director independence; monitoring compliance with Board and Board committee membership criteria; annually reviewing and recommending directors for continued service; coordinating and assisting management and the Board in recruiting new members to the Board; reviewing and recommending proposed changes to Symyx’s bylaws and Board committee charters; assessing periodically and recommending action with respect to stockholder protections; recommending Board committee assignments; reviewing and approving any employee director standing for election for outside for-profit boards of directors; reviewing governance-related stockholder proposals and recommending Board responses; and overseeing the evaluation of the Board and management. The Chairman of the Nominating and Governance Committee receives communications directed to non-management directors. The Nominating and Governance Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included as Appendix C.

Consideration of Director Nominees

Stockholder Recommendations

      The policy of the Nominating and Governance Committee is to consider properly submitted stockholder recommendations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating such recommendations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under “Director Qualifications.” Any stockholder recommendations proposed for consideration by the Nominating and Governance Committee should include the candidate’s name and qualifications for Board membership and should be addressed to:

Symyx Technologies, Inc.

3100 Central Expressway
Santa Clara, CA 95051
Attn: Corporate Secretary

      In addition, procedures for stockholder direct recommendation of directors are discussed under “Deadline for Receipt of Stockholder Proposals” and are discussed in detail in the Company’s bylaws, which will be provided to stockholders upon written request.

Director Qualifications

      Members of the Board should have the highest professional and personal ethics and values, consistent with the Company’s Code of Conduct and Ethics adopted on January 8, 2004. They should have broad experience at the policy-making level in business and technology. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all stockholders.

Identifying and Evaluating Nominees for Directors

      The Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Governance Committee periodically assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any point during the year. As described above, the Nominating and Governance Committee considers properly submitted stockholder recommendations for candidates for the Board. Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by the Nominating and Governance Committee at a regularly scheduled meeting prior to the issuance of the proxy statement for Symyx’s annual meeting. If any materials are provided by a stockholder in connection with the recommendation of a director candidate, such materials are forwarded to the Nominating and Governance Committee. The Nominating and Governance Committee may also review materials provided by professional search firms or other parties in connection with a candidate who is not recommended by a stockholder. In evaluating such recommendations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

      The Nominating and Governance Committee has recommended one nominee for election to the Board this year who has not previously been elected as a director by the Company’s stockholders, Edwin F. Gambrell.

Executive Sessions

      Executive sessions of non-management directors are held at each regularly scheduled Board meeting (at least four times per year). The sessions are scheduled and chaired by the Chairman of the Nominating and Governance Committee. Any non-management director can request that an additional executive session be scheduled.

Compensation of Directors

      The Company’s non-employee directors are reimbursed for expenses incurred in connection with attending board and committee meetings and commencing January 1, 2003, each non-employee director received $30,000 per annum, paid in equal quarterly installments. The Company had in the past granted non-employee directors options to purchase its common stock pursuant to the terms of its stock plans, and the Board continues to have the discretion to grant options to new non-employee directors. The Company’s outside directors each annually receive automatic, nondiscretionary grants of options to purchase 10,000 shares of its common stock under its 1997 Stock Plan.

Annual Meeting Attendance

      Although the Company does not have a formal policy regarding attendance by members of the Board at the Company’s annual meetings of stockholders, directors are encouraged to attend annual meetings of Symyx stockholders. One director attended the 2003 annual meeting of stockholders.

Communications with the Board

      Individuals may communicate with the Board by submitting a letter to the attention of the Chairman of the Nominating and Governance Committee, c/o Symyx Technologies, Inc., 3100 Central Expressway, Santa Clara, CA 95051.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Directors and Nominees for Director

      Pursuant to the Company’s Restated Certificate of Incorporation, the Company’s Board of Directors currently consists of eight persons, divided into three classes serving staggered terms of three years. Currently, there are three directors in Class I, two directors in Class II and three directors in Class III. Two Class II directors are to be elected at the 2004 Annual Meeting. The Class III and Class I directors will be elected at the Company’s 2005 and 2006 Annual Meetings of Stockholders, respectively. Each of the Class II directors elected at the 2004 Annual Meeting will hold office until the 2007 Annual Meeting of Stockholders or until a successor has been duly elected and qualified.

      In the event that any of such persons becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unavailable to serve.

      The names of the two Class II nominees for election to the Board of Directors at the Annual Meeting, their ages as of the Record Date and certain information about them are set forth below. The names of the current Class I and Class III directors with unexpired terms, their ages as of the Record Date, and certain information about them are also stated below.

		First
		Became a	Principal Occupation /
Name	Age	Director	Position Held With the Company

Nominees for Class II Directors
Steven D. Goldby	63	1998	Chairman of the Board and Chief Executive Officer
Edwin F. Gambrell	60	2004	Private investor

Continuing Class I Directors
Thomas R. Baruch(1)	65	1996	General Partner, CMEA Ventures
Samuel D. Colella(2)	64	1997	Managing Director, Versant Ventures
Martin S. Gerstel(1)	62	1995	Chairman, Compugen, Ltd.

Continuing Class III Directors
Kenneth J. Nussbacher(1)	51	1995	Fellow, Affymetrix, Inc.
Mario M. Rosati(2)	57	1994	Partner, Wilson Sonsini Goodrich & Rosati
Peter G. Schultz, Ph.D.	47	1996	Institute Director, Genomics Institute of the Novartis Research Foundation

(1)	Member of the Audit Committee. The Board of Directors has determined that each member of the Audit Committee meets the definition of an Audit Committee Financial Expert.

(2)	Member of the Compensation Committee and Nominating and Governance Committee.

      There are no family relationships among any of the directors or executive officers of the Company.

Directors to Be Elected at the Annual Meeting

      Steven D. Goldby has served as the Company’s Chairman of the Board and Chief Executive Officer since July 1998. Prior to joining Symyx, Mr. Goldby served as Chief Executive Officer of MDL Information Systems, Inc. from 1987 to July 1998. Mr. Goldby is a director of PeopleSoft, Inc. Mr. Goldby holds an A.B. from the University of North Carolina and a J.D. from Georgetown University Law School.

      Edwin F. Gambrell has served as one of the Company’s directors since January 2004. In his 37-year career with The Dow Chemical Company, Mr. Gambrell held various marketing, sales and management positions. He most recently served as Business President of Dow’s Market-Facing Business Units, including Dow Automotive and New Business, and as Business Vice President, global Business Platform for INSITE Technology, Dow Plastics. Mr. Gambrell graduated from Texas A&M University with a B.A. in marketing.

Directors Whose Terms Extend Beyond the Annual Meeting

      Thomas R. Baruch has served as one of the Company’s directors since May 1996. Since 1988, Mr. Baruch has been a general partner of CMEA Ventures, a venture capital firm. From 1990 to 1996, Mr. Baruch also served as a special partner of New Enterprise Associates. Mr. Baruch serves on the boards of directors of Aerogen Inc., Aclara BioSciences, Inc. and Physiometrix, Inc. Mr. Baruch holds a B.S. from Rensselaer Polytechnic Institute and a J.D. from Capital University.

      Samuel D. Colella has served as one of the Company’s directors since August 1997. During 1999, Mr. Colella co-founded Versant Ventures and holds the position of Managing Director. Since 1984, Mr. Colella has been a general partner of Institutional Venture Partners. Mr. Colella holds a B.A. and B.S. from the University of Pittsburgh and an M.B.A. from Stanford University.

      Martin S. Gerstel has served as one of the Company’s directors since February 1995. Mr. Gerstel serves as Chairman of Compugen, Ltd. and Co-Chairman of Itamar Medical, Ltd. Previously, Mr. Gerstel participated in the founding of ALZA Corporation, where he held numerous positions including President and Chief Operating Officer from 1982 to 1987 and Co-Chairman and Chief Executive Officer from 1987 to 1993. Mr. Gerstel holds a B.S. from Yale University and an M.B.A. from Stanford University.

      Kenneth J. Nussbacher has served as one of the Company’s directors since February 1995. Mr. Nussbacher has been a Fellow of Affymetrix since August 2000. Previously, Mr. Nussbacher was Executive Vice President of Affymetrix from 1995 to 2000 and was Chief Financial Officer of Affymetrix from 1995 to 1997. Mr. Nussbacher holds a B.S. from Cooper Union and a J.D. from Duke University.

      Mario M. Rosati has served as one of the Company’s directors since September 1994. Mr. Rosati has been with the Palo Alto, California law firm of Wilson Sonsini Goodrich & Rosati, Professional Corporation, since 1971, first as an associate and then as a member since 1975. Mr. Rosati also serves as a director of Aehr Test Systems, Genus, Inc., Sanmina-SCI Corporation and Vivus, Inc. Mr. Rosati holds a B.A. from the University of California, Los Angeles and a J.D. from the University of California, Berkeley, Boalt Hall School of Law.

      Peter G. Schultz, Ph.D. has been one of the Company’s directors since January 1996 and is one of the Company’s founders. Since November 1998, Dr. Schultz has been Institute Director of the Genomics Institute of the Novartis Research Foundation. Since 1999, Dr. Schultz has also been Professor of Chemistry at Scripps Research Institute. From 1985 to 1998, Dr. Schultz was Professor of Chemistry at the University of California, Berkeley. He holds a B.S. and a Ph.D. from the California Institute of Technology.

Vote Required

      The two nominees receiving the highest of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as Class II directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

          THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES SET FORTH HEREIN.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2004, and recommends that stockholders vote “FOR” ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee and the Board of Directors will reconsider their selection.

      Ernst & Young LLP has audited the Company’s financial statements annually since the Company’s inception.

Principal Auditor Fees and Services

      The following table summarizes the fees paid or accrued to Ernst & Young LLP for various services provided for the years ended December 31, 2003 and 2002 (in thousands):

Service Category	2003	2002

Audit Fees	$266	$195
Audit-Related Fees	42	44
Fees for Tax Services	2	78
All Other Fees	6	10

Total	$316	$327

      Audit fees. Aggregate fees were for professional services rendered for the audits of Symyx’s consolidated financial statements and limited reviews of Symyx’s unaudited condensed consolidated interim financial statements, issuances of consent, and assistance with review of documents filed with the SEC.

      Audit related fees. Aggregate fees were for services related to income tax provision procedures, internal control projects and revenue recognition.

      Tax services. Aggregate fees were for services related to finalization of 2001 income tax returns, asset cost segregation analysis for assets purchased prior to 2002 and other tax consulting services.

      All Other fees. Aggregate fees were for access to an on-line research database, services related to review of a government contract and custom duty advice.

      The Company’s Audit Committee has considered whether such services that Ernst & Young provided are compatible with maintaining Ernst & Young’s independence as auditors.

      The Audit Committee pre-approves all audit and non-audit services provided to the Company by the independent auditors. According to the Audit Committee charter which is attached as Appendix A to this proxy statement, this pre-approval authority may be delegated to a single member of the Audit Committee and then reviewed by the entire Audit Committee at the Committee’s next meeting.

      Representatives of Ernst & Young LLP are expected to be present at the annual meeting of stockholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. If stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year.

          THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

EXECUTIVE OFFICERS

      The following table sets forth information as of December 31, 2003 regarding executive officers of the Company.

Name	Age	Position

Steven D. Goldby	63	Chairman of the Board and Chief Executive Officer
Isy Goldwasser	33	President and Chief Operating Officer
W. Henry Weinberg, Ph.D.	59	Senior Vice President and Chief Technical Officer
Jeryl L. Hilleman	46	Senior Vice President and Chief Financial Officer

      Steven D. Goldby’s biographical information is set forth above at Proposal No. 1.

      Isy Goldwasser has served as the Company’s President and Chief Operating Officer since February 1998. From February 1996 to February 1998, Mr. Goldwasser served as the Company’s Vice President of Corporate Development. Mr. Goldwasser holds a B.S. from the Massachusetts Institute of Technology and an M.S. from Stanford University.

      W. Henry Weinberg, Ph.D., has served as the Company’s Senior Vice President since August 1999 and Chief Technical Officer on a full time basis since March 1996. Dr. Weinberg previously served as the Company’s Vice President from March 1996 to August 1999. Dr. Weinberg is also an Adjunct Professor of Chemical Engineering at the University of California, Santa Barbara. Dr. Weinberg is a member of the National Academy of Engineering. He holds a B.S. from the University of South Carolina and a Ph.D. from the University of California, Berkeley.

      Jeryl L. Hilleman has served as the Company’s Senior Vice President since August 1999 and Chief Financial Officer since June 1997. Ms. Hilleman also previously served as the Company’s Vice President from June 1997 to August 1999. Ms. Hilleman holds an A.B. from Brown University and an M.B.A. from the Wharton School of Business.

Executive Officer Compensation

      The following table sets forth the compensation paid by the Company during 2001, 2002 and 2003 to its Chief Executive Officer and other executive officers who received compensation of more than $100,000 during 2001, 2002 and 2003:

					Long-Term
					Compensation
		Annual Compensation			Securities
					Underlying	All Other
Name and Principal Position	Year	Salary	Bonus		Options(#)	Compensation($)

Steven D. Goldby	2003	$375,000	$112,500	(1)	150,000	$—
Chief Executive Officer and	2002	363,356	112,500		50,000	—
Chairman of the Board	2001	336,739	—		100,000	—

Isy Goldwasser	2003	335,000	100,500	(1)	150,000	—
President and Chief	2002	294,358	90,000		50,000	—
Operating Officer	2001	273,780	—		130,000	—

W. Henry Weinberg, Ph.D.	2003	375,000	112,500	(1)	150,000	120,000	(2)
Senior Vice President and	2002	333,126	102,000		50,000	—
Chief Technical Officer	2001	309,081	—		110,000	20,000	(2)

Jeryl L. Hilleman	2003	310,000	93,000	(1)	150,000	—
Senior Vice President and	2002	271,214	80,000		50,000	—
Chief Financial Officer	2001	251,210	—		90,000	—

(1)	2003 bonuses for executive officers were paid in January 2004.

(2)	Consists of housing allowance payments.

Option Grants in Last Fiscal Year

      The following table sets forth information relating to stock options granted during 2003 to the Company’s Chief Executive Officer and its other executive officers who received salary compensation of more than $100,000. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are mandated by the Securities and Exchange Commission and do not represent estimate of future stock price. Actual gains, if any, on stock option exercises will depend on the future performance of the Company’s common stock.

	Individual Grants

	Number	Percent of			Potential Realizable Value at
	of	Total			Assumed Annual Rates of
	Securities	Options			Stock Appreciation for
	Underlying	Granted to	Exercise		Option Term
	Options	Employees	Price Per	Expiration
Name	Granted	in 2003(1)	Share	Date	5%	10%

Steven D. Goldby	150,000	7.66%	$13.26	3/3/2013	$1,250,871	$3,169,954
Isy Goldwasser	150,000	7.66%	13.26	3/3/2013	1,250,871	3,169,954
W. Henry Weinberg, Ph.D.	150,000	7.66%	13.26	3/3/2013	1,250,871	3,169,954
Jeryl L. Hilleman	150,000	7.66%	13.26	3/3/2013	1,250,871	3,169,954

(1)	The Company granted options to purchase a total of 1,958,750 shares of common stock to employees and directors during 2003 and 25,000 shares of common stock to consultants.

Aggregate Option Exercises in 2003 and Year-End Option Values

      The following table sets forth information for the Company’s Chief Executive Officer and its other executive officers who received salary compensation of more than $100,000 in 2003, relating to the number and value of securities underlying exercisable and unexercisable options held at December 31, 2003. None of these individuals exercised options in 2003.

	Number of Securities		Value of Unexercised
	Underlying Unexercised		In-The-Money
	Options at		Options at
	December 31, 2003		December 31, 2003(1)

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Steven D. Goldby	492,070	113,542	$1,746,316	$729,900
Isy Goldwasser	431,513	126,876	2,355,780	729,900
W. Henry Weinberg, Ph.D	556,236	113,542	1,746,316	729,900
Jeryl L. Hilleman	443,111	110,834	1,746,316	729,900

(1)	Value of unexercised in-the-money options are based on a value of $20.55 per share, the last reported sale price of the Company’s common stock on the Nasdaq National Market on December 31, 2003, minus the per share exercise price, multiplied by the number of shares underlying the option.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The following report is provided to stockholders by the Compensation Committee of the Board of Directors:

      The Compensation Committee of the Board of Directors (the “Committee”), comprising two outside directors, is responsible for the administration of the Company’s compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. The Company’s compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to the Company’s performance and stockholder return.

      Compensation Philosophy. The Company’s overall executive compensation philosophy is based on a series of guiding principles derived from the Company’s values, business strategy, and management requirements. These principles are summarized as follows:

•	Provide competitive levels of total compensation which will enable the Company to attract and retain the best possible executive talent;

•	Motivate executives to achieve optimum performance for the Company;

•	Align the financial interest of executives and stockholders through equity-based plans;

•	Provide a total compensation program that recognizes individual contributions as well as overall business results.

      Compensation Program. The Committee is responsible for reviewing and determining the compensation and benefits of all officers of the Company and establishes and reviews general policies relating to compensation and benefits of employees of the Company. The Committee is also responsible for the administration of the Stock Plan. There are two major components to the Company’s executive compensation: base salary and potential cash bonus, as well as potential long-term compensation in the form of stock options. The Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

1. Base Salary. In setting compensation levels for executive officers, the Committee reviews competitive information relating to compensation levels for comparable positions at biotechnology and high technology companies. In addition, the Committee may, from time to time, hire compensation and benefit consultants to assist in developing and reviewing overall salary strategies. Individual executive officer base compensation may vary based on time in position, assessment of individual performance, salary relative to internal and external fairness and the critical nature of the position relative to the success of the Company.

2. Cash Bonus. Executive officers are eligible to receive annual cash performance bonuses of up to 50% of base salary. Bonuses are awarded based upon individual achievement of goals and based upon the Company achieving specific milestones.

3. Long-Term Incentives. The Company’s Stock Plan provides for the issuance of stock options to officers and employees of the Company to purchase shares of the Company’s Common Stock at an exercise price equal to the fair market value of such stock on the date of grant. Stock options are granted to the Company’s executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. The Committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the stockholders in enhancing the value of the Company’s equity.

4. Benefits. The Company provides benefits to the named executive officers that are generally available to all employees of the Company.

2003 Compensation for the Chief Executive Officer

      Mr. Goldby’s compensation package has been designed to encourage both short-term and long-term performance of the Company as well as align his interests with the interests of the stockholders. The majority of his compensation, including stock options and cash bonus, is at risk. He does not have an employment contract. The process of establishing the compensation for the Chief Executive Officer and the criteria examined by the Compensation Committee parallels the process and criteria used in establishing compensation levels for the other executives. The Company’s overall performance and Mr. Goldby’s individual performance are critical factors in the Compensation Committee’s determination.

      In determining Mr. Goldby’s salary for 2003, the Committee considered competitive compensation data for chairpersons and chief executive officers of similar companies within the high technology and biotechnology industries, taking into account Mr. Goldby’s experience and knowledge. The Committee determined that it was appropriate to maintain Mr. Goldby’s annual salary at $375,000. The cash bonus award to Mr. Goldby for 2003 was $112,500. This bonus was paid to him in January 2004. During 2003, he received stock option grants under the 1997 Stock Option Plan covering 150,000 shares. These options vest over 36 months. The Compensation Committee’s decisions regarding Mr. Goldby’s stock option grants were based on its subjective assessment of the importance of his leadership to the Company’s plans for substantial growth and his ability to enhance value for the Company’s stockholders, as well as its expectations for his future contributions in leading the Company.

Section 162(m) of the Internal Revenue Code Limitations on Executive Compensation

      In 1993, Section 162(m) was added to the United States Internal Revenue Code of 1986, as amended. Section 162(m) may limit the Company’s ability to deduct for United States federal income tax purposes compensation in excess of $1,000,000 paid to the Company’s Chief Executive Officer and its four other highest paid executive officers in any one fiscal year. No executive officer of the Company received any such compensation in excess of this limit during fiscal 2003.

      It is the opinion of the Committee that the aforementioned compensation policies and structures provide the necessary discipline to properly align the Company’s corporate economic performance and the interest of the Company’s stockholders with progressive, balanced and competitive executive total compensation practices in an equitable manner.

      The foregoing Committee Report shall not be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates it by reference into such filing.

Respectfully submitted,
The Compensation Committee of the Board of Directors

Samuel D. Colella (Chairman)
Mario M. Rosati

March 5, 2004

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included as Appendix A. Management has the primary responsibility for the financial statements and the reporting process including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 and the Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 and considered the compatibility of non-audit services with the auditors’ independence. The Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their considerations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee approved all audit, audit related and non-audit services provided by the independent auditors. The Committee only approved services that were integrally connected to the audit services or that were at a level that did not otherwise compromise the auditors’ independence. The Committee has determined that all significant tax services are to be provided by a CPA firm other than the Company’s independent auditors. The Committee has not approved any services by the independent auditors that are related to financial information systems design and implementation or strategic tax planning services. The Committee held six meetings during fiscal year 2003. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company’s independent auditors.

      The foregoing Committee Report shall not be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under this Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates it by reference into such filing.

Respectfully submitted,
The Audit Committee of the Board of Directors

Kenneth J. Nussbacher (Chairman)
Thomas R. Baruch
Martin S. Gerstel

March 5, 2004

STOCK PERFORMANCE GRAPH (1)

      The following graph compares the cumulative total stockholder return on the Company’s Common Stock with the cumulative total return for each of the Nasdaq National Market (U.S.) index and the S & P Biotechnology index for the period beginning on November 18, 1999, the Company’s first day of trading after its initial public offering, and ending on December 31, 2003. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

	Cumulative Total Return

	11/18/1999	12/31/99	12/29/00	12/31/01	12/31/02	12/31/03

SYMYX TECHNOLOGIES, INC.	100.00	214.29	257.14	151.71	89.93	146.79
NASDAQ STOCK MARKET (U.S.)	100.00	136.83	82.33	64.75	45.18	67.67
S & P BIOTECHNOLOGY	100.00	150.63	143.42	138.08	109.88	141.59

(1)	The Stock Performance Graph and related disclosure are not soliciting material, are not deemed to be filed with the Securities and Exchange Commission, and are not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth the beneficial ownership of the Company’s Common Stock as of March 30, 2004, by (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address of each listed stockholder is c/o Symyx Technologies, Inc., 3100 Central Expressway, Santa Clara, California 95051.

	Shares Beneficially Owned

	Total	Shares Subject
Beneficial Owner	Number(1)	to Options(1)	Percent(1)(2)

5% Stockholders:
T. Rowe Price Associates, Inc.	4,016,767	—	12.6%
100 East Pratt Street
Baltimore, MD 21202-1008
Wasatch Advisors, Inc.	2,632,969	—	8.3
150 Social Hall Ave.
Salt Lake City, UT 84111
Baron Capital Group, Inc.	2,197,000	—	6.9
767 Fifth Avenue
New York, NY 10153
Brown Capital Management, Inc.	2,119,902	—	6.6
1201 N. Calvert Street
Baltimore, MD 21202
Kopp Investment Advisors, Inc.	2,117,795	—	6.6
7701 France Avenue South, Suite 500
Edina, MN 55435-3201
Executive Officers and Directors:
Steven D. Goldby(3)	715,612	518,112	2.2
Isy Goldwasser	615,444	470,889	1.9
W. Henry Weinberg, Ph.D.	817,278	582,278	2.5
Jeryl L. Hilleman(4)	531,538	468,109	1.6
Thomas R. Baruch	42,961	32,500	*
Samuel D. Colella(5)	116,348	32,500	*
Edwin F. Gambrell	3,333	3,333	*
Martin S. Gerstel(6)	165,199	32,500	*
Kenneth J. Nussbacher(7)	73,500	32,500	*
Mario M. Rosati(8)	47,261	32,500	*
Peter G. Schultz, Ph.D.(9)	985,590	32,500	3.1
All directors and executive Officers as a group (11 persons)	4,114,064	2,237,721	12.0%

*	Less than 1% of the outstanding shares of common stock.

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 30, 2004 are deemed outstanding. The persons named in this table have sole voting and investment power with respect to all shares of Common

Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

(2)	Percentage of beneficial ownership is based on 31,913,108 shares of Common Stock outstanding as of March 30, 2004.

(3)	All shares are held by the Steven Goldby and Florence Goldby Trust, of which Mr. Goldby is trustee.

(4)	All shares are held by Jeryl L. Hilleman and William A. Albright, Jr. as trustees of the Hilleman/ Albright Family Trust.

(5)	Includes 78,320 shares held by Samuel D. and Nancy R. Colella as trustees of The Colella Family Trust and 5,528 shares held by Colella Family Partners, of which Mr. Colella is a general partner. Mr. Colella disclaims beneficial ownership of the shares held by Colella Family Partners, except to the extent of his individual partnership interests therein.

(6)	All shares are held by Shomar Corporation. Mr. Gerstel and his wife are the sole owners of this entity.

(7)	All shares are held by Kenneth J. Nussbacher and Loretta S. Nussbacher, Trustees of the Nussbacher Revocable Trust dated October 6, 1999.

(8)	Includes 5,185 shares held by Mr. Rosati’s wife.

(9)	Includes 170,069 shares held by George E. Schultz as trustee of the Kathryn C. Schultz Trust and 170,069 shares held by George E. Schultz as trustee of the Nathan W. Schultz Trust. Dr. Schultz disclaims beneficial ownership of these shares held in trust for his children.

Equity Compensation Plan Information

      The following table provides information as of December 31, 2003 with respect to shares of common stock that may be issued existing equity compensation plans.

	A	B	C
			Number of Securities
			Remaining Available
	Number of		for Future Issuance
	Securities to Be		Under Equity
	Issued Upon	Weighted Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding Securities
Plan Category	Outstanding Options	Outstanding Options	Reflected in Column A)

Equity Compensation Plans Approved by Stockholders(1)	6,527,000 (3)	$23.33	1,644,165 (4)
Equity Compensation Plans Not Approved by Stockholders(2)	—	$—	1,000,000

Total	6,527,000	$23.33	2,644,165

(1)	Consists of the 1996 Stock Option Plan, 1997 Stock Option Plan and the 1999 Employee Stock Purchase Plan.

(2)	Consists solely of the 2001 Non-statutory Stock Option Plan. At December 31, 2003, no options have been granted under this Plan.

(3)	Excludes purchase rights accruing under the Company’s 1999 Employee Stock Purchase Plan which has a stockholder approved reserve of 1,207,961 shares. Under the 1999 Employee Stock Purchase Plan, each eligible employee may purchase up to a maximum of 10,000 shares per annum of common stock at semi-annual intervals on the last U.S. business day of April and October each year at a purchase price per share equal to 85% of the lower of (i) the closing selling price per share of common stock on the employee’s entry date into the two-year offering period in which that semi-annual purchase date occurs or (ii) the closing selling price per share on the semi-annual purchase date. Eligible employees may defer up to 10% of their salary, but not to exceed $25,000 worth of stock in any calendar year, to purchase shares under this Plan.

(4)	Consists of shares available for future issuance under the Company’s 1996 Stock Option Plan, 1997 Stock Option Plan and the 1999 Employee Stock Purchase Plan. As of December 31, 2003, an aggregate of 1,207,961 shares of common stock were available for issuance under the 1999 Employee Stock Purchase Plan and 436,204 shares of common stock were available for issuance under the 1996 Stock Option Plan and 1997 Stock Option Plan. The 1999 Employee Stock Purchase Plan provides for annual increases in the number of shares available for issuance under the Plan on the first day of each fiscal year, equal to the lesser of 1% of the outstanding shares of common stock on the first day of the fiscal year, 350,000 shares, or a lesser amount as determined by the Company’s board of directors. The 1997 Stock Option Plan provides for an annual increase in the number of shares of common stock reserved for issuance equal to the lesser of 1,500,000 shares, 4% of the outstanding shares on the date of the annual increase, or a lesser amount as determined by the Company’s board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, officers and beneficial owners of more than 10% of the Company’s Common Stock to file reports of ownership and reports of changes in the ownership with the Securities and Exchange Commission. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms submitted to it during or with respect to 2003, the Company believes that all officers, directors and beneficial owners of more than 10% of the outstanding Common Stock complied with all Section 16(a) requirements during or with respect to 2003, except for Dr. Peter Schultz, a director of the Company, who failed to timely file one Form 4 with respect to a distribution of 43 shares from CMEA Life Sciences Management, L.P. that occurred in February 2001. Dr. Schultz filed a Form 5 relating to this transaction in February 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loans to Officers

      Prior to the Company’s initial public offering in November 1999, the Company implemented a program under which the Company’s directors, executive officers and a number of other key employees were permitted to purchase restricted stock or to exercise their outstanding options as to both vested and unvested shares, with unvested shares being subject to a right of repurchase at cost in favor of Symyx in the event of termination of employment prior to vesting of all shares. Under this program, the participants paid the exercise price for their outstanding options pursuant to full recourse promissory notes. The notes bear interest at rates between 4.6% and 6.0% per annum and are due and payable on the earlier of 120 days after termination of the participant’s employment with the Company, or on various dates, which began in February 2003. The principal amounts of each note payable by a director or executive officer are set forth below:

	Original	Principal	Dec. 31, 2003
Director or Executive Officer	Note Amount	Repayments	Note Amount

Steven D. Goldby	$303,750	$303,750	$—	(1)
Isy Goldwasser	50,000	—	50,000	(2)
W. Henry Weinberg, Ph.D.	80,000	80,000	—	(1)
Jeryl L. Hilleman	13,500	—	13,500	(2)

(1)	Mr. Goldby and Dr. Weinberg fully repaid their notes in 2003.

(2)	Mr. Goldwasser and Ms. Hilleman fully repaid their notes in January 2004.

Related Party Research Service

      In January 2003, the Company formed Symyx Therapeutics, Inc. (“STI”) as a wholly owned subsidiary. In connection with the formation of STI, the Company licensed to STI exclusive rights to certain of the

Company’s intellectual property within a specific field with no cost basis to the Company, while retaining the rights to use and commercialize certain data generated by STI outside its field. From STI’s inception through May 6, 2003, the operating results of STI were consolidated into the Company’s financial statements. On May 6, 2003, STI completed a private financing with outside investors led by The Sprout Group and 5 am Ventures, raising an aggregate of $8 million, which reduced the Company’s ownership position in STI to approximately 46% of shares outstanding. In November 2003, STI completed a second closing of its Series A financing, raising an additional $2,350,000 and diluting the Company’s ownership position in STI to approximately 39% of shares outstanding. The Company’s President and Chief Operating Officer, Isy Goldwasser and one of its Directors, Peter Schultz, each participated in the Series A Financing and hold approximately 0.9% and 0.6% respectively of STI’s shares outstanding. Additionally, STI has granted options to purchase 50,000 shares of common stock to Isy Goldwasser and options to purchase 100,000 shares of common stock to Peter Schultz.

      On May 6, 2003, the Company also entered into an 18 month Collaborative Research and License Agreement with STI. Under the terms of this Agreement, STI pays research funding to the Company in consideration for direct costs incurred by the Company specifically attributable to, or specifically used in furtherance of, the research program. Research funding payments are due to the Company at the start of each month, with an adjustment at the end of each month for the difference between forecast and actual costs incurred. Revenue resulting from work performed under this Research Agreement during the year ended December 31, 2003 amounted to $1.7 million, and has been classified as related party revenue in the Company’s financial statements.

Indemnification Agreements

      The Company has entered into indemnification agreements with each of its directors and executive officers. These agreements require the Company to indemnify such individuals, to the fullest extent permitted by Delaware law, for certain liabilities to which they may become subject as a result of their affiliation with the Company.

Change of Control Agreements

      The Company had entered into change of control agreements with Steven D. Goldby, Isy Goldwasser, W. Henry Weinberg and Jeryl L. Hilleman. In the event of a change of control of Symyx (as defined in the agreements) and the actual or constructive termination of employment, without cause, of the executive within 18 months following the change of control, all outstanding stock options issued to the executive will be accelerated and all of the Company’s rights to repurchase their restricted stock will lapse. Under these agreements, constructive termination of employment means the executive’s resignation following a reduction in salary, a material reduction in employment-related responsibilities or a requirement to relocate outside the Silicon Valley area.

Other Transactions

      Mario M. Rosati, one of the Company’s directors, is also a member of Wilson Sonsini Goodrich & Rosati, Professional Corporation, which has served as the Company’s outside corporate counsel since the Company’s formation.

Policy Regarding Transactions with Affiliates

      It is the Company’s policy that future transactions with affiliates, including any loans the Company makes to principal stockholders or other affiliates will be on terms no less favorable to the Company than it could have obtained from unaffiliated third parties. These transactions will be approved by a majority of the Company’s board of directors, including a majority of the independent and disinterested members or, if required by law, a majority of the Company’s disinterested stockholders.

OTHER MATTERS

      The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS

Santa Clara, California
April 9, 2004

Appendix A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS
OF
SYMYX TECHNOLOGIES, INC.

I.	Organization

      This Charter (“Charter”) governs the operations of the Audit Committee of the Board of Directors (the “Audit Committee” or the “Committee”) of Symyx Technologies, Inc. (the “Company”). The Committee shall review and reassess the Charter at least annually and obtain the approval of the Company’s Board of Directors (the “Board of Directors” or the “Board”) for all changes to the Charter.

      This Charter is intended to guide the Audit Committee regarding the scope of its activities and the procedures to use in serving the interests of the Company and its Shareholders. This Charter is not intended to give rise to an affirmative legal duty to investigate, unless the Committee determines, in the exercise of reasonable business judgment, that such an investigation is appropriate. However, this Charter recognizes that it is in the interest of the Company and its stockholders that the Audit Committee have the power to investigate any matter of which the Committee is aware and which falls within this Charter, with full access to the books, records, facilities and personnel of the Company and that the Committee has the authority to retain independent counsel or other advisors as necessary in the opinion of the Committee.

II.	Purpose

      The purpose of the Audit Committee shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s financial reporting process, (iii) the Company’s compliance with legal and regulatory requirements under applicable securities law, (iv) the independent auditor’s qualifications, independence and performance, and (v) the Company’s systems of internal accounting and financial controls;

•	Present a report in accordance with the rules of the Securities and Exchange Commission (the “SEC”) in the Company’s annual proxy statement;

•	Provide the Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that come to its attention and that require the attention of the Board.

      The Committee will cooperate with the independent auditors and management of the Company to maintain free and open communication between the Committee, independent auditors, and management of the Company.

      In addition, the Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

III.	Membership

      The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Committee will consist of at least three members of the Board of Directors. Members of the Committee must meet the following criteria (as well as any criteria required by the SEC):

•	Each member will be an independent director, as defined in (i) NASDAQ Rule 4200 and (ii) the rules of the SEC, and be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee;

•	Each member will be able to read and understand fundamental financial statements; and

•	At least one member will be an audit committee financial expert, who has the following attributes:

(i) An understanding of generally accepted accounting principles and financial statements;

(ii) The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(iii) Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(iv) An understanding of internal controls and procedures for financial reporting; and

(v) An understanding of audit committee functions.

The audit committee financial expert(s) must have acquired such attributes through any one or more of the following:

(i) Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

(ii) Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

(iii) Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

(iv) Other relevant experience.

      The members of the Committee shall be elected by the Board to serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

IV.	Meetings

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate.

      As part of its job to foster open communication, the Audit Committee will meet together or separately with the Chief Executive Officer, the Chief Financial Officer and the Corporate Controller of the Company at such times as are appropriate to review the financial affairs of the Company.

      The Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Committee under this Charter.

V.	Duties and Responsibilities

      The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

      The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the Audit Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

•	Sole authority for the appointment and termination, compensation, and oversight of the work of the independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible). The Committee shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation.

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by:

a. reviewing the independent auditors’ proposed scope and approach for their audit and quarterly reviews for the current year;

b. obtaining quarterly representations from the independent auditors regarding relationships and services with the Company that may impact independence, and to the extent there are such relationships, monitoring and investigating them;

c. reviewing the auditors’ independence, including obtaining an annual written communication delineating all the independent auditors’ relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and presenting this statement to the Board of Directors;

d. reviewing any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues;

e. discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and

f. reviewing reports submitted to the Audit Committee by the independent auditors in accordance with the applicable SEC requirements;

•	The Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the Company’s system of accounting and financial controls. The Committee shall review:

(i) management’s assertion on its assessment of the effectiveness of disclosure and internal controls;

(ii) the disclosure regarding such controls required under SEC rules to be contained in the Company’s periodic filings; and

(iii) the attestations or reports by the independent auditors relating to such disclosure;

•	Directing the Company’s independent auditors to review (before filing with the SEC) the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Reviewing (before release) the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Reviewing the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review;

•	Discussing quarterly with the independent auditor the critical policies and practices of the Company, and any alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, together with the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;

•	Reviewing with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards and any significant suggestions for improvements provided to management by the independent auditors;

•	The Committee shall meet from time-to-time with each of management and the independent auditors to discuss issues and concerns warranting committee attention. The Committee shall provide sufficient opportunity for the independent auditors to meet privately with the members of the Committee. The Committee shall review with the independent auditor any audit problems or difficulties and management’s response;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and Audit Committee members, member qualifications and activities;

•	Reporting the results of the annual audit to the Board of Directors and, if requested by the Board, inviting the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors’ questions; alternatively, the other directors, particularly the other independent directors, may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Providing oversight and review (at least annually) of the Company’s policies, including its investment policies;

•	Reviewing and approving any related party transactions;

•	Review corporate attorneys’ reports, if any, of evidence of a material violation of securities laws or breaches of fiduciary duty;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

•	Reviewing its own Charter, structure, processes and membership requirements;

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC;

•	Including a copy of this Charter in the proxy statement at least triennially or the year after any significant amendment to the Charter; and

•	Establishing procedures for receiving, retaining and treating complaints received by the Committee regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

VI.     Minutes:

      The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

VII.	Reports:

      In addition to presenting the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee’s charter.

VIII.	Compensation:

      Members of the Audit Committee may not receive any compensation from the Company except the compensation, if any, that they receive for service as a member of the Board of Directors or any committee thereof.

IX.	Delegation of Authority:

      The Audit Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its scheduled meetings.

Appendix B

CHARTER FOR THE

COMPENSATION COMMITTEE
OF
SYMYX TECHNOLOGIES, INC.

Purpose:

      The purpose of the Compensation Committee of the Board of Directors (the “Board”) of Symyx Technologies, Inc. (the “Company”) shall be to discharge the Board’s responsibilities relating to compensation of the Company’s executive officers. The Committee has overall responsibility for approving and evaluating the executive officer compensation plans, policies and programs of the Company. The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company’s proxy statement.

Committee Membership and Organization:

      The Compensation Committee will be appointed by and will serve at the discretion of the Board. The Compensation Committee shall consist of no fewer than two (2) members. The members of the Compensation Committee shall meet the (i) independence requirements of the listing standards of the Nasdaq Stock Market, (ii) non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (iii) the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Committee Responsibilities and Authority:

•	The Compensation Committee shall annually review and approve compensation for the CEO and the executive officers of the Company, which may include: (a) annual base salary, (b) annual incentive bonus, including the specific goals and amount, (c) equity compensation, (d) employment agreements, severance arrangements, and change in control agreements/provisions, and (e) any other benefits, compensation or arrangements. Equity compensation arrangements involving executive officers that are “reporting persons” for purposes of Section 16 of the Exchange Act shall be reviewed and approved by the Compensation Committee in compliance with the provisions of SEC Rule 16b-3.

•	The Compensation Committee may make recommendations to the board with respect to incentive compensation plans.

•	The Compensation Committee may form and delegate authority to subcommittees when appropriate.

•	The Compensation Committee may delegate authority to the Company’s CEO to approve option grants to individuals other than executive officers or members of the Board; provided, however, that the Compensation Committee will retain authority to approve proposed option grants that would materially deviate from ranges approved by the Compensation Committee for specified positions within the Company.

•	The Compensation Committee shall make regular reports to the Board.

•	The Compensation Committee shall report to the stockholders of the Company annually in the Company’s proxy statement for its annual meeting of stockholders in accordance with the requirements of the SEC.

•	The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

•	The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used by the Company to assist in the evaluation of CEO or executive officer compensation and shall have sole authority to approve the consultant’s fees and other retention terms.

The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

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Appendix C

CHARTER FOR THE

NOMINATING AND GOVERNANCE COMMITTEE
OF
SYMYX TECHNOLOGIES, INC.

Purpose:

      The purpose of the Nominating and Governance Committee is to ensure that the Board of Directors is properly constituted to meet its fiduciary obligations to shareholders and the Company and that the Company has and follows appropriate governance standards. To carry out this purpose, the Nominating and Governance Committee shall: (1) assist the board by identifying and recommending prospective director nominees for the next annual meeting of shareholders; (2) develop and recommend to the board the governance principles applicable to the Company; (3) oversee the evaluation of the board; and (4) recommend nominees to the board for each committee.

Committee Membership and Organization:

•	The Nominating and Governance Committee shall be comprised of no fewer than two (2) members.

•	The members of the Nominating and Governance Committee shall meet the independence requirements of the Nasdaq Stock Market.

•	The members of the Nominating and Governance Committee shall be appointed and replaced by the board.

Committee Responsibilities and Authority:

•	Evaluate the composition, organization and compensation of the board and its committees, determine future requirements and make recommendations to the board for approval.

•	Determine on an annual basis desired board qualifications, expertise and characteristics and conduct searches for potential board members with corresponding attributes. Evaluate and propose nominees for election to the board. In performing these tasks the Nominating and Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates.

•	Oversee the board performance evaluation process including conducting surveys of director observations, suggestions and preferences.

•	Form and delegate authority to subcommittees when appropriate.

•	Evaluate and make recommendations to the board concerning the appointment of directors to board committees, the selection of board committee chairs, and proposal of the board slate for election. Consider shareholder nominees for election to the board.

•	Evaluate and recommend termination of membership of individual directors in accordance with the board’s governance principles, for cause or for other appropriate reasons.

•	Conduct an annual review on succession planning, report its findings and recommendations to the board, and work with the board in evaluating potential successors to executive management positions.

•	Make regular reports to the board when appropriate.

•	Review and re-examine this Charter annually and make recommendations to the board for any proposed changes.

•	Annually review and evaluate its own performance.

•	In performing its responsibilities, the Nominating and Governance Committee shall have the authority to obtain advice, reports or opinions from internal or external counsel and expert advisors.

C-1

SYMYX TECHNOLOGIES, INC.
ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 27, 2004
9:00 a.m. Pacific Daylight Time

SYMYX TECHNOLOGIES, INC.
1263 East Arques Avenue
Sunnyvale, CA 94085

Symyx Technologies, Inc. 1263 East Arques Avenue Sunnyvale, CA 94085

Proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 27, 2004.

The shares of stock you hold in your account will be voted as you specify below.

If no choice is specified, the proxy will be voted “FOR” Items 1 and 2.

By signing the proxy, you revoke all prior proxies and appoint Steven D. Goldby and Jeryl L. Hilleman, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

SEE REVERSE FOR VOTING INSTRUCTIONS

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.	Election of directors:	01 Steven D. Goldby	☐	Vote FOR	☐	Vote WITHHELD
		02 Edwin F. Gambrell		all nominees		from all nominees
(except as marked)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Ratifying the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2004. ☐ For ☐ Against ☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL

Address Change? Mark Box Indicate changes below:	☐	Date

Signature(s) in Box

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.